Exhibit 10.27

SCHEDULE OF LOAN AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO THE LOAN AGREEMENT FILED AS

EXHIBIT 10.26 TO THIS ANNUAL REPORT ON FORM 10-K,

PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

In accordance with the instructions to Item 601 of Regulation S-K, Moxian, Inc. has omitted filing 35 Loan Agreements as exhibits to this Annual Report on Form 10-K because they are substantially identical in all material respects to the Loan Agreement filed as Exhibit 10.26. The lender under each Loan Agreement is Shenzhen Bayi Consulting Co., Ltd, the borrower is Moxian Technologies (Shenzhen) Co., and the loan is due in one year without interest.

The following chart sets forth the material details in which such Loan Agreements differ from the Loan Agreement filed as Exhibit 10.26:

	Date	Loan Amount (RMB)
1.	2/1/2016	300,000.00
2.	2/2/2016	250,000.00
3.	3/15/2016	1,000,000.00
4.	4/1/2016	350,000.00
5.	4/6/2016	600,000.00
6.	4/8/2016	300,000.00
7.	4/14/2016	900,000.00
8.	4/19/2016	400,000.00
9.	4/20/2016	300,000.00
10.	5/5/2016	100,000.00
11.	5/6/2016	700,000.00
12.	5/13/2016	350,000.00
13.	5/17/2016	300,000.00
14.	5/31/2016	300,000.00
15.	6/6/2016	50,000.00
16.	6/8/2016	3,000,000.00
17.	7/8/2016	27,000.00
18.	7/12/2016	50,000.00
19.	7/14/2016	1,250,000.00
20.	7/15/2016	50,000.00
21.	7/27/2016	85,000.00
22.	7/29/2016	85,000.00
23.	8/10/2016	50,000.00
24.	8/25/2016	1,482,000.00
25.	9/20/2016	180,000.00
26.	9/29/2016	300,000.00
27.	9/30/2016	100,000.00
28.	10/8/2016	200,000.00
29.	10/12/2016	3,493,640.00
30.	10/13/2016	2,741,006.00
31.	10/14/2016	1,215,177.00
32.	10/31/2016	1,612,416.00
33.	11/1/2016	1,006,400.00
34.	11/14/2016	410,000.00
35.	11/15/2016	590,000.00